                                                                EXHIBIT 99.6

INDEPENDENT AUDITORS' REPORT



Board of Directors
Trigg Bancorp, Inc.
Cadiz, Kentucky



We have audited the accompanying consolidated balance sheet of Trigg Bancorp, Inc. and Subsidiary as of September 30, 1995, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trigg Bancorp, Inc. at September 30, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                          /s/Crowe, Chizek and Company LLP

Lexington, Kentucky
September 3, 1998

                        TRIGG BANCORP, INC. AND SUBSIDIARY
                             CONSOLIDATED BALANCE SHEET
                                 SEPTEMBER 30, 1995




         ASSETS
Cash and cash equivalents:
   Cash and due from banks                                     $  2,832,714
   Federal funds sold                                             2,250,000
                                                               ------------
       Total cash and cash equivalents                         $  5,082,714
Investment securities:
   Held to maturity (fair value of $8,843,963)                    8,800,390
   Available for sale                                            13,379,532
FHLB stock                                                          812,400
Loans, net                                                       53,360,387
Bank premises and equipment, net                                    567,942
Interest receivable                                               1,073,315
Deferred income taxes                                                 2,688
Other assets                                                         54,200
                                                               ------------
TOTAL ASSETS                                                    $83,133,568


         LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
   Demand                                                      $  9,255,532
   NOW and money market accounts                                 17,328,568
   Savings                                                        6,606,662
   Time, $100,000 and over                                        4,825,438
   Other time                                                    28,086,186
                                                               ------------
       Total deposits                                           $66,102,386

Advances from Federal Home Loan Bank                              9,320,669
Interest payable                                                    328,708
Income taxes payable                                                  6,556
Other liabilities                                                   388,012
                                                               ------------
    Total liabilities                                           $76,146,331

STOCKHOLDERS' EQUITY:
     Common stock, 25,000 shares authorized;
      10,081 shares issued and outstanding                     $  2,523,115
     Retained earnings                                            4,367,097
     Net unrealized gain on securities available
        for sale, net of tax expense of $49,983                      97,025
                                                               ------------
        Total stockholders' equity                             $  6,987,237

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $83,133,568

               See notes to consolidated financial statements.

                        TRIGG BANCORP, INC. AND SUBSIDIARY
                          CONSOLIDATED STATEMENT OF INCOME
                           YEAR ENDED SEPTEMBER 30, 1995

INTEREST INCOME:
   Loans, including fees                                         $5,001,052
   Investment securities -
      U. S. Treasury securities                                     498,822
      Obligations of U.S. government agencies                       780,803
      Obligations of states and political subdivisions               66,740
      Other securities                                               68,949
   Federal funds sold                                                80,828
                                                                 ----------
                                                                 $6,497,194
INTEREST EXPENSE:
   Deposits                                                      $2,462,802
   Borrowed funds                                                   428,929
                                                                 ----------
                                                                 $2,891,731

Net interest income                                              $3,605,463
Provision for loan losses                                            15,000
                                                                 ----------
Net interest income after provision
   for loan losses                                               $3,590,463

NON-INTEREST INCOME:
   Service charges                                                  239,295
   Trust department income                                           95,848
   Investment securities gains (losses), net                        (97,370)
   Gain on sale of real estate acquired through
      foreclosure                                                    11,979
   Other                                                            273,744
                                                                 ----------
                                                                   $523,496
NON-INTEREST EXPENSES:
   Salaries                                                      $1,111,678
   Employee benefits                                                318,943
   Occupancy                                                        133,534
   Equipment                                                        167,172
   FDIC assessment and other insurance                              102,848
   Other                                                            665,980
                                                                 ----------
                                                                 $2,500,155

Income before income taxes                                       $1,613,804

Provision for income taxes                                          509,319
                                                                 ----------
NET INCOME                                                       $1,104,485

               See notes to consolidated financial statements.

                        TRIGG BANCORP, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                         YEAR ENDED SEPTEMBER 30, 1995




                                                                                    Net Unrealized
                                                                                      Gain (Loss)
                                                                                     on Securities
                                                         Common        Retained        Available
                                                         Stock         Earnings         for Sale      Total
                                                       ----------     ----------     -------------  ----------
Balance, October 1, 1994                               $2,523,115     $3,413,827       $(57,305)    $5,879,637

Net income                                                      0      1,104,485              0      1,104,485

Dividends paid                                                  0       (151,215)             0       (151,215)

Net change in unrealized gain (loss)
   on securities available for sale                             0              0        154,330        154,330
                                                       ----------     ----------     -------------  ----------
BALANCES, SEPTEMBER 30, 1995                           $2,523,115     $4,367,097        $97,025     $6,987,237







                        See notes to consolidated financial statements.

                        TRIGG BANCORP, INC. AND SUBSIDIARY
                       CONSOLIDATED STATEMENT OF CASH FLOWS
                          YEAR ENDED SEPTEMBER 30, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                    $ 1,104,485
   Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation and amortization                               130,410
         Provision for loan losses                                    15,000
         Net premium amortization or discount
           accretion on investment securities                         16,225
         Deferred income taxes                                        93,020
         Loss on sale of securities available for sale                97,370
         FHLB stock dividends                                        (46,800)
         Changes in:
           Interest receivable                                      (183,718)
           Other assets                                               69,225
           Interest payable                                           85,917
           Income taxes payable                                      119,616
           Other liabilities                                         122,465
                                                                ------------
             Net cash provided by operating
               activities                                         $1,623,215

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of securities available for sale                    $(13,167,525)
   Proceeds from sales of securities available
      for sale                                                     7,866,337
   Proceeds from maturities of securities held to maturity         3,524,908
   Purchase of FHLB stock                                           (137,800)
   Net change in loans                                            (4,522,166)
   Purchases of premises and equipment                              (100,121)
                                                                ------------
      Net cash used in investing activities                     $ (6,536,367)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net change in deposits                                       $  3,305,930
   Payments on note payable                                         (500,000)
   Dividends paid                                                   (151,215)
   Net change in Federal Home Loan Bank advances                   3,458,017
                                                                ------------
      Net cash provided by financing activities                   $6,112,732

Net increase in cash and cash equivalents                       $  1,199,580

Cash and cash equivalents at beginning of year                     3,883,134
                                                                ------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                        $  5,082,714

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for  -
      Interest expense                                          $  2,805,814
      Income taxes                                                   394,528

                   See notes to consolidated financial statements.

                          TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A. Basis of Presentation - The consolidated balance sheet includes the accounts of Trigg Bancorp, Inc. (the Company) and its wholly-owned subsidiary, Trigg County Farmers Bank (the Bank). All material intercompany accounts have been eliminated in consolidation.

          B. Cash and Cash Equivalents - Cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold. Generally, federal funds are sold for one-day periods.

          C. Investment Securities - The Bank classifies its investment securities portfolio into three categories: trading securities, securities available for sale and securities held to maturity. Fair value adjustments are made to the securities based on their classification with the exception of the held to maturity category. The Bank has no investments classified as trading securities.

          Investment securities available for sale are carried at fair value. Adjustments from amortized cost to fair value are recorded in stockholders' equity, net of related income tax, under net unrealized gain (loss) on securities available for sale. The adjustment is computed on the difference between fair value and amortized cost, adjusted for amortization of premiums and accretion of discounts which are recorded as adjustments to interest income on a constant yield method.

          Investment securities held to maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts which are recorded as adjustments to interest income on a constant yield method.

          Gains or losses on dispositions are determined using the specific identification method.

          D. Loans - Loans are stated at the amount of unpaid principal, reduced by unearned interest and an allowance for loan losses. Unearned interest is recognized as income using a method which approximates the interest method. Interest income on other loans is recognized on the accrual basis except for those loans in a nonaccrual income status. Loans are placed in a nonaccrual income status when management believes, after consideration of economic and business conditions and collection efforts, that the borrowers' financial condition is such that collection of interest is doubtful.

                        TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

               The allowance for loan losses is established through a provision for loan losses charged to expense. The allowance is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers' ability to pay. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely.

               In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 114, "Accounting By Creditors For Impairment of a Loan" which requires that allowances for loan losses on impaired loans be determined using the present value of estimated future cash flows of the loan, discounted at the loan's effective interest rate or the fair value of the underlying collateral. A loan is considered to be impaired when it is probable that all principal and interest amounts will not be collected according to the loan contract. The Company adopted the Statement, as required, on January 1, 1995. The adoption did not have a material effect on the Company's financial position or results of operations.

               E. Bank Premises and Equipment - Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is recorded principally by the straight-line method over the estimated useful lives of the premises and equipment.

               F. Income Taxes - The Company and the Bank file a consolidated federal income tax return. The Bank is charged or credited an amount equal to the tax that would have been applicable on a separate return basis.

               The Company uses the liability method for computing deferred income taxes. Under the liability method, deferred income taxes are based on the change in the deferred tax liability or asset established for the expected future tax consequences of differences in the financial reporting and tax bases of assets and liabilities. The differences relate principally to the allowance for loan losses, deferred compensation, pension obligations, bank premises and equipment, FHLB dividends and unrealized gain (loss) on investment securities.

                          TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 2 - INVESTMENT SECURITIES

          Amortized cost and fair value of investment securities, by category, at September 30, 1995 are as follows:


                                                                Gross           Gross
                                             Amortized       Unrealized      Unrealized      Fair
                                               Cost             Gains          Losses       Value
Held to maturity:
    U. S. Treasury securities              $  2,249,256      $  16,080        $  (174)  $  2,265,162
    Obligations of U. S.
       government agencies                    1,088,480          1,700        (51,250)     1,038,930
    Obligations of states and
       political subdivisions                   902,557         32,663           (406)       934,814
    Asset-backed securities                   3,583,475         54,005        (19,781)     3,617,699
    Other securities                            976,622         10,808            (72)       987,358
                                           ------------      -----------      --------  ------------
        Total held to maturity             $  8,800,390       $115,256       $(71,683)  $  8,843,963

Available for sale:
    U. S. Treasury securities              $  1,726,602      $  36,178         $    0   $  1,762,780
    Obligations of U. S.
       government agencies                   10,169,277        127,533        (11,493)    10,285,317
    Obligations of states and
       political subdivisions                    65,000            207              0         65,207
    Asset-backed securities                   1,271,646          5,741        (11,159)     1,266,228
                                           ------------      -----------      --------  ------------
        Total available for sale            $13,232,525       $169,659       $(22,652)   $13,379,532

          The amortized cost and fair value of investment securities by category at September 30, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                          TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 2 - INVESTMENT SECURITIES (CONTINUED)

                                                     Amortized         Fair
                                                       Cost           Value
Held to maturity:
   Due in one year or less                        $  1,998,070   $  2,007,818
   Due after one year through five years             2,242,223      2,231,088
                                                   ------------   ------------
                                                  $  4,240,293   $  4,238,906
   Asset-backed securities                           3,583,475      3,617,699
   Other securities                                    976,622        987,358
                                                   ------------   ------------
                                                  $  8,800,390   $  8,843,963

Available for sale:
   Due in one year or less                        $    858,912   $    862,793
   Due after one year through five years             9,604,001      9,736,020
   Due after five years through ten years            1,000,000      1,021,444
   Due after ten years                                 497,966        493,047
                                                   ------------   ------------
                                                  $ 11,960,879   $ 12,113,304
   Asset-backed securities                           1,271,646      1,266,228
                                                   ------------   ------------
                                                  $ 13,232,525    $13,379,532

          Proceeds from sales and calls of investment securities during 1995 were $7,866,337. Losses of $97,370 were realized on sales and calls in 1995.

          Investment securities which have an approximate carrying value of $5,395,000 at September 30, 1995 were pledged to secure public deposits, trust deposits, and for other purposes as required or permitted by law.

NOTE 3 - LOANS

          Major classifications of loans are summarized as follows:

                                                                 September 30
                                                                     1995
          Commercial and real estate mortgage                    $49,368,426
          Installment                                              5,311,708
                                                                ------------
                                                                 $54,680,134
          Unearned interest                                         (695,372)
          Allowance for loan losses                                 (624,375)
                                                                ------------
                                                                 $53,360,387

          Changes in the allowance for loan losses were as follows:

          Balance, beginning of year                             $    716,946
          Recoveries                                                  129,973
          Loans charged off                                          (237,544)
          Provision for loan losses                                    15,000
                                                                 ------------
          Balance, end of year                                   $    624,375

                          TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)

NOTE 3 - LOANS (CONTINUED)

          The amount of loans in a nonaccrual income status was approximately $0 at September 30, 1995. The average recorded investment in impaired loans during 1995 was $609,970. Impaired loans at September 30, 1995 had a carrying value of $599,903. The total allowance for credit losses related to these loans was $114,222. Interest income recognized on impaired loans totaled approximately $53,000 for the year ended September 30, 1995, which represented actual cash payments received on impaired loans.

          Certain directors and executive officers of the Bank and companies in which they have beneficiary ownership were loan customers of the Bank during 1995. Total loans to these persons were approximately $1,288,000 at September 30, 1995.

NOTE 4 - BANK PREMISES AND EQUIPMENT

            Bank premises and equipment are summarized as follows:

                                                   September 30
                                                       1995

         Land                                     $    128,061
         Buildings                                     911,865
         Furniture and equipment                     1,016,663
                                                  ------------
                                                  $  2,056,589
         Accumulated depreciation                   (1,488,647)
                                                  ------------
                                                  $    567,942

NOTE 5 - INCOME TAXES

          The provision for income taxes for the year ended September 30, 1995 is summarized as follows:


          Current                                 $    416,299
          Deferred                                      93,020
                                                  ------------
                                                  $    509,319

          The tax provision is less than that obtained by using the statutory rates primarily because of tax-exempt interest income of approximately $67,000, and nondeductible interest expense of approximately $10,000.

          The Company's deferred tax assets and liabilities at September 30, 1995 are as follows:


          Deferred tax assets                     $    133,534
          Deferred tax liabilities                    (130,846)
                                                  ------------
              Net deferred tax asset              $      2,688

          No valuation allowance for the realization of deferred tax assets is considered necessary.

                          TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)



NOTE 6 - PENSION AND PROFIT-SHARING PLANS

               The Bank had a defined benefit pension plan covering substantially all of its employees. The Bank's funding policy is to contribute annually not less than the minimum required by applicable law nor more than the maximum amount that can be deducted for federal income tax purposes. Benefits are based on years of service and employee's compensation.

          The Bank has filed for termination of the plan according to regulations proscribed by the Pension Benefit Guaranty Corporation. Final approval is anticipated during 1996, at which time the plan's assets will be disbursed according to the plan document. Plan benefits have been frozen since June 30, 1992 in contemplation of termination.

               The following table sets forth the plan's funded status and amounts recognized in the accompanying consolidated balance sheet at September 30, 1995:


                                                              1995
          Actuarial present value of benefit
           obligation:

          Accumulated benefit obligation -
            Vested                                          $  620,999
            Nonvested                                                0
                                                            -----------
                                                            $  620,999

          Projected benefit obligation for
           services rendered to date                        $ (620,999)
          Plan assets at fair value, pri-
           marily in group annuity contracts                   697,754
                                                            -----------
          Plan assets in excess of projected
           benefit obligation                               $   76,755
          Unrecognized net loss                                 40,238
                                                            -----------
               Total prepaid pension cost (offset against
                  other liabilities)                        $  116,993

                         TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 6 - PENSION AND PROFIT-SHARING PLANS (CONTINUED)

          A discount rate of 8% was used in 1995 and 1994 to compute the actuarial present value of the accumulated and projected benefit obligations. The assumed rate of return on plan assets is 8%.

          During 1993, the Company established a defined contribution 401(k) profit-sharing plan for substantially all employees. Employees are allowed to contribute a percentage of compensation up to the maximum allowed by law. Company contributions are made for 50% of the participants' contributions up to 6%. Additional contributions are at the discretion of the Board of Directors. Accrued contributions are included in other liabilities in the consolidated balance sheet.

NOTE 7 - FEDERAL HOME LOAN BANK ADVANCES

          The Bank owns stock of the Federal Home Loan Bank (FHLB) of Cincinnati, Ohio which allows the Bank to borrow long-term advances from FHLB which the Bank uses to fund long-term fixed rate mortgages.

          At September 30, 1995, $9,320,669 represented the balance due on the above advances from the FHLB. All advances are repaid on a monthly basis over terms of five to fifteen years with interest rates ranging from 5.30% to 7.35%. Advances are secured by the FHLB stock and all single family first mortgage loans. Scheduled principal payments due on advances during the five years subsequent to September 30, 1995 are as follows: 1996 - $791,956; 1997 -$843,663; 1998 - $826,086; 1999 - $866,011; 2000 - $923,754; years thereafter -$5,069,199.

NOTE 8 - DEFERRED COMPENSATION

          The Bank has deferred compensation plan agreements for certain directors providing for payments upon retirement, death or disability. The accrued liability at September 30, 1995 of $74,957 is included in other liabilities.

NOTE 9 - LIMITATION ON BANK DIVIDENDS

          The Company's principal source of funds is dividends received from the Bank. Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies. Under these regulations, the amount of dividends that may be paid in any calendar year are limited to the current year's net profits, as defined, combined with the retained net
profits of the preceding two years.   As of  September 30 , 1995 the Bank
could, without prior approval, declare dividends of approximately $945,000.

                         TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 10 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

               The Bank is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include standby letters of credit and commitments to extend credit in the form of unused lines of credit. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

          At September 30, 1995 the Bank had the following financial instruments whose contract amounts represent credit risk:

                                                           1995

          Standby letter of credit                     $     85,000

          Commitments to extend credit                 $  2,965,000

          Standby letters of credit represent conditional commitments issued by the Bank to guarantee the performance of a third party. The credit risk involved in issuing these letters of credit is essentially the same as the risk involved in extending loans to customers. The Bank holds primarily certificates of deposit and real estate as collateral to support these commitments in whole or in part.

          Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The Bank evaluates each customer's creditworthiness on a case-by-case basis. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral held varies but primarily includes real estate.

NOTE 11 - CONCENTRATION OF CREDIT RISK

          The Bank grants residential, commercial and consumer related loans to customers primarily located in Trigg County and adjoining counties in Kentucky. Although the Bank has a diverse loan portfolio, a substantial portion of its debtors' ability to perform on the contracts is somewhat dependent upon the agricultural and tourism industries which have a significant impact on the local economy.

                         TRIGG BANCORP, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 1995
                                     (CONTINUED)


NOTE 12 - CONTINGENT LIABILITIES

               The Bank is a defendant in legal actions arising from normal business activities. Management believes these actions are without merit or that the ultimate liability, if any, resulting from them will not materially affect the Company's consolidated financial position.

          The U. S. Department of Housing and Urban Development (HUD) has conducted an investigation of a land development project undertaken by Frontier Village, Inc. for which the Bank provided financing. By virtue of a deed in lieu of foreclosure, the Bank became an owner of the land being developed. The Bank has been advised that HUD believes that the developer failed to comply with certain requirements of the Interstate Land Sales Full Disclosure Act, and that HUD contends that the Bank is a co-developer with Frontier Village, Inc. HUD also contends that all lot sales made by the developers are voidable at the option of the purchasers.

          The Bank's management, based upon advice of its legal counsel, rejects HUD's assertion that it is a co-developer of this project and will vigorously defend its position. The Bank has offered a settlement to HUD and the developer involving a new loan by the Bank, secured by real estate, to allow completion of improvements on the property and cover any lot repurchases resulting from recission by the buyers of lots. The Bank has had no additional correspondence with HUD since November 1990. If a final settlement is not effected, the Bank intends to litigate the matter and to reserve amounts against estimated losses as they are determinable.